AGREEMENT AND PLAN OF MERGER


                                 BY AND AMONG


                            HIGHWAY ONE-OWEB, INC.,

                              MICHELE AUDIO, INC.

                                      AND

                      MICHELE AUDIO CORPORATION OF AMERICA

                  AGREEMENT AND PLAN OF MERGER


AGREEMENT AND PLAN OF MERGER, dated as of July 7, 2003 (the "Agreement"), among HIGHWAY ONE-OWEB, INC., a Utah corporation ("Highway One"), MICHELE AUDIO, INC., a Delaware corporation ("Newco"), and MICHELE AUDIO CORPORATION OF AMERICA, a New Jersey corporation ("Michele Audio").

                       W I T N E S S E T H:

     WHEREAS, the respective Boards of Directors of Highway One, Newco and Michele Audio deem it desirable and in the best interests of their respective corporations and stockholders that Newco merge with and into Michele Audio (the "Merger") in accordance with this Agreement and the applicable laws of the States of New Jersey and Delaware;

     WHEREAS, Newco is a wholly owned subsidiary of Highway One; and

     WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization under Section 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, the parties hereby agree as follows:


                           ARTICLE I

          MERGER OF NEWCO WITH AND INTO MICHELE AUDIO

          1.1  Merger and Surviving Corporation.

(a)  Pursuant to the applicable laws of the States of Delaware and New
Jersey, Newco shall merge with and into Michele Audio, and Michele Audio shall be the surviving corporation after the Merger (the "Surviving Corporation") and shall continue to exist under the provisions of the New Jersey Business Corporation Act ("NJBCA"). The name of the Surviving Corporation shall be Michele Audio Corporation of America. The separate existence of Newco shall cease upon the Effective Date (as defined below).

(b) The Certificate of Incorporation of Michele Audio shall from and after the Effective Date, be the Certificate of Incorporation of the Surviving Corporation, until amended in accordance with the NJBCA.

(c) The By-Laws of Michele Audio shall, from and after the Effective Date, be the By-Laws of the Surviving Corporation, until altered or amended in accordance with the NJBCA.

1.2 Effectiveness of the Merger. In the event that all of the conditions precedent to the obligations of each of the parties hereto as hereinafter set forth shall either have been satisfied or waived, a Certificate of Merger under the applicable provisions of the NJBCA (the "Merger Certificate"), shall be delivered for filing on the Closing Date (as defined below) to the Secretary of State of New Jersey and shall become effective upon the acceptance of the filing of such Merger Certificate by said Secretary of State, which date shall be the "Effective Date" for purposes of this Agreement and which date shall be as soon as practicable after the Closing.

1.3 Conversion of Newco Stock and Michele Audio Stock. The manner and basis of converting the shares of capital stock of Newco and Michele Audio shall be as follows:

(a) Each of the issued and outstanding shares of common stock of Newco (the "Newco Stock"), issued and outstanding at the Effective Date and all rights with respect thereto shall, by reason of and simultaneous with the Merger and without any action on the part of Newco, be converted into and shall become one share of the Surviving Corporation's no par value common stock.

          (b) (i) Each share of no par value common stock of Michele Audio, (the "Michele Audio Common Shares") issued and outstanding at the Effective Date shall by reason of and simultaneous with the Merger and without any action on the part of the holder thereof except with respect to any Dissenting Shares (as defined in Section 1.3(b)(ii) below) be canceled and converted into the right to receive 51,960 shares of Highway One common stock, par value $0.001 per share (the "Highway One Common Shares").

          (ii) Any Dissenting Shares owned by the holders of Michele Audio Common Shares as of the Closing Date shall not be converted into or represent the right to receive shares and shall be entitled only to receive payment for such Dissenting Shares in accordance with applicable provisions of the NJBCA, provided that such holder shall comply with each of the requirements and procedures set forth therein. If any holder of Dissenting Shares shall effectively withdraw or lose his rights as a dissenting shareholder under such provisions, then such Dissenting Shares shall be converted into the right to receive Michele Audio Shares in accordance with the provisions of this Section
1.3. For purposes hereof, "Dissenting Shares" shall mean any Michele Audio Shares issued the founding Michele Audio shareholders or otherwise subsequent to the date hereof and outstanding as of the Closing Date as to which the holder thereof has complied with each of the requirements and procedures for dissenting shareholders set forth in the applicable provisions of the NJBCA in order to be entitled to receive payment for such shares.

          (iii) Immediately following the Effective Date, each holder of certificates evidencing Michele Audio Common Shares (other than any Dissenting Shares), upon the surrender of such certificates to Highway One, properly endorsed, shall be entitled to receive a certificate registered in the name of such holder for a like number of Highway One Common Shares pursuant to the conversion formula set forth in Section 1.3(b)(i).

          (iv) All rights with respect to Michele AudioShares shall cease and terminate at the Effective Date, notwithstanding that any certificates evidencing said shares shall not have been surrendered to Highway One, and the holders of said shares shall have no interest in or claims against the Surviving Corporation, except for the right to receive Highway One Common Shares in accordance with the terms hereof.

1.4  Effect of Merger.

(a) Except as otherwise specifically set forth herein, the identity, existence, purposes, powers, franchises, rights and immunities of Michele Audio shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, franchises and immunities of Newco shall be merged into Michele Audio, and Michele Audio, as the Surviving Corporation, shall be fully vested therewith. The separate existence and corporate organization of Newco (except insofar as may be continued by applicable law) shall cease as of the Effective Date.

(b)  At the Effective Date:

     (i) the rights, privileges, goodwill and franchises and all property, real, personal and mixed and all debts, liabilities, obligations and penalties due on whatever account and all other things in action belonging or accruing to Newco shall be bargained, conveyed, granted, confirmed, transferred, assigned and set over to and vested in the Surviving Corporation, by operation of law and without further act or deed, and all property and rights and liabilities, and all and every other interest of Newco shall be as effectively the property, rights and interests and liabilities of the Surviving Corporation, as they were of Newco; and

     (ii) no action or proceeding, whether civil or criminal, pending at the Effective Date by or against either Michele Audio or Newco, or any stockholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred, or the Surviving Corporation may be substituted in such action or proceeding in place of Michele Audio, or Newco, as the case may be; and

      (iii) all rights of employees and creditors and all liens upon the property of Michele Audio and Newco shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Date, and all of the debts, liabilities, obligations and duties of Michele Audio and Newco shall attach to the Surviving Corporation, and shall be enforceable against the Surviving Corporation to the same extent as if all such debts, liabilities, obligations and duties had been incurred or contracted by the Surviving Corporation.

1.5 Directors and Officers of the Surviving Corporation. The officers and members of the Board of Directors of the Surviving Corporation shall consist of those persons who were officers and Directors of Michele Audio as of the Closing Date who shall hold office from and after the Effective Date, in accordance with the By-Laws of the Surviving Corporation until the next annual meeting of directors or stockholders as the case may be and until their respective successors shall have been duly elected and qualified.

                           ARTICLE II

      CONDITIONS PRECEDENT TO THE MERGER; FURTHER ASSURANCES

2.1 Conditions Precedent ot the Merger. As conditions precedent to the Closing of the Merger:

(a) Michele Audio Stockholders holding not less than 80% of the outstanding Highway One Shares as of the date hereof shall have approved the Merger and the transactions contemplated by this Agreement; and

(b) In consideration of the benefits that will accrue to him as a result of the Merger, the sufficiency of which is acknowledged, Highway One's current sole director and executive officer, Benjamin Hansel, shall deliver to Highway One's transfer agent, Colonial Stock Transfer, 19,750,000 shares of Highway One Common Stock that are registered in his name for cancellation, leaving Mr. Hansel with a total of 250,000 shares of Highway One's common stock after such cancellation.

2.2 Further Assurances. At the Closing and from time to time thereafter, the parties shall execute such additional instruments and take such other action as may be necessary to accomplish the intent of this Agreement.

2.3 Authority to Change Name. As soon after the Closing as is practicable, Highway One shall amend its Articles of Incorporation to change its name to "Michelex Corporation."

2.4  Resignations of Present Directors and Executive Officers and
Designation of New Directors and Executive Officers. On Closing, the present sole director and executive officer of Highway One shall designate the following directors and executive officers nominated by Michele Audio to serve in their place and stead, to serve until the next respective annual meetings of the stockholders and the Board of Directors of Highway One, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, and then, the current sole director and executive officer shall resign: Ginette Gramuglia, President and director; Thomas Gramuglia, Vice President, Treasurer and director; and Sharon Bishop, Secretary and director.

2.8  Assets and Liabilities of Highway One at Closing.   Highway One shall
have no material assets and no material liabilities at Closing.

                          ARTICLE III

                 REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Highway One. Highway One represents and warrants to Michele Audio, as follows:

(a) Power and Authority. Highway One has the corporate power and authority, to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Highway One and no other corporate proceedings on the part of Highway One are necessary to authorize this Agreement and the transactions contemplated hereby. No stockholder approval of the Agreement is required by the Utah Revised Business Corporation Act.

(b) Highway One Financial Statements. Highway One has heretofore delivered to Michele Audio its audited financial statements for the years ended December 31, 2002 and 2001 (the "2002 Statements"). As of the date of the 2002 Statements, the financial statements did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) No Material Adverse Effect. Except as set forth in Schedule 3.1(c), since December 31, 2002, there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise, or prospects of Highway One.

(d) Due Organization; Power; Qualification; Subsidiaries and Affiliates, Etc.

   (i) Highway One is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah and has the corporate power to own its property and to carry on its business as now conducted. The nature of the business now conducted by Highway One, the character of the property owned by it, or any other state of facts does not require Highway One to be qualified to do business as a foreign corporation in any jurisdiction.

   (ii) Highway One has no subsidiaries (as that term is used in the regulations promulgated under the Securities Act).

(e)       Capitalization.

   (i) The total authorized capital stock of Highway One consists of 100,000,000 Highway One Common Shares having a par value of one mill
($0.001) per share. As of the date hereof, 22,348,000 Highway One Common Shares represent all of the issued and outstanding stock of Highway One. All of the outstanding Highway One Shares have been, and all of the outstanding Highway One Shares as of the Closing Date will be, duly authorized and validly issued and are fully paid and non-assessable.

    (ii) There are no present and on the Closing Date there will be no outstanding subscriptions, options, warrants, contracts, calls, puts, agreements, demands or other commitments or rights of any type to purchase or acquire any securities of Highway One, nor are there outstanding securities of Highway One which are convertible into or exchangeable for any shares of capital stock of Highway One, and Highway One has no obligation of any kind to issue any additional securities.

(f)       Tax Matters.

     (i) Highway One has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities, all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other government charges have been fully paid when due (subject to any extensions filed on a timely basis).

     (ii) There is not pending nor, to the best knowledge of Highway
One, is there any threatened federal, state or local tax audit of Highway One. There is no agreement with any federal, state or local taxing authority by Highway One that may affect the subsequent tax liabilities of Highway One.

      (iii) Without limiting the foregoing: (a) the 2002 Statements include adequate provisions for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against Highway One with respect to the period then ended and all periods prior thereto; and (b) on the date hereof, Highway One is not liable for any taxes, assessments, fees or governmental charges.

(h) No Conflict or Default; Enforceability; Corporate Records; Compliance with Law. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of the Articles of Incorporation, Certificate of Incorporation, By-laws or other charter documents of Highway One, nor of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Highway One is a party or by which it or any of its assets or properties are or may be bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result in the creation or imposition or any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Highway One, nor give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Highway One. This Agreement and all other agreements and documents delivered by Highway One in connection herewith have been duly executed and delivered by Highway One and constitute the binding obligations of Highway One enforceable in accordance with their respective terms. Highway One has permitted Michele Audio to examine Highway One's corporate minute and stock records books. The corporate minute books contain the Articles of Incorporation, Certificate of Incorporation, By-laws and other charter documents of Highway One as in effect on the date hereof, contain a true and complete record of all actions by and meetings of the directors (and committees thereof) and stockholders of Highway One since the date of its incorporation and accurately reflect all transactions referred to therein. Highway One is not in violation of any outstanding arbitration award, judgment, order or decree; or in violation of any statute, regulation or ordinance ("Law"), including, but not limited to, any anti-discrimination, hazardous and toxic substances, wage, hour, working condition, payroll withholding, pension, building, zoning and tax Law. There have been no allegations of or inquiries concerning any violations of Law by Highway One since its inception.

(i) Party to Agreements. Highway One is not a party to any contract or other arrangement other than this Agreement.

(j) Litigation. There are no actions, suits, investigations, or proceedings pending, nor, to the knowledge of Highway One, threatened against Highway One, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement. Highway One is not subject to any order, judgment, decree, stipulation or consent or any agreement issued by any governmental body or agency.

(k) Securities Filings. The common stock of Highway One is listed on the OTC Bulletin Board of the National Association of Securities Dealers. Highway One has heretofore provided to Michele Audio true and correct copies of its annual report on Form 10-KSB for the year ended December 31, 2002, and its quarterly reports on Form 10Q-SB dated June 30, 2002, September 30, 2002, and March 31, 2003. All such reports are true, correct and accurate as of the dates of filing and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No material adverse change in the business, financial condition or operations of Highway One has occurred since the date of such reports. Highway One will have on the Closing Date, and thereafter, made all filings required to be made by Highway One with the Securities and Exchange Commission (the "Commission") and any state securities authorities.

(l) Governmental and Other Approval. Highway One has all permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for Highway One to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement. No approval or authorization of or filing with any governmental authority, including the Commission, or any other person or entity on the part of Highway One is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of any documents contemplated by this Agreement.

(m) Accrued Compensation; Benefits. Highway One does not have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions and does not have any responsibility for providing medical insurance or medical benefits under any labor or employment contract, whether oral or written, or pursuant to any law, rule or regulation or by reason of any past practices with respect to its current or former officers, directors or employees based upon or accruing with respect to services of its present or former officers, directors or employees.

(n) Employee Benefit Plans. Highway One does not have, maintain or contribute to and never has had, maintained or contributed to, any pension plan, profit sharing plan or employee's savings plan, and is not otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

(o)  Material Contracts, Etc.  With the exception of this Agreement,
Highway One is not a party to any contracts, commitments, leases, instruments, agreements, licenses or permits, written or oral.

(p) Environmental. There are no environmental liens, actions or proceedings, nor is there any cause for any such lien, action or proceeding related to the business operations of Highway One. There are no substances or conditions which may support a claim or cause of action against Highway One or any of Highway One's current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Law or Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conversation and Recovery Act and the Federal Water Pollution Control Act.

(q) The representation and warranties contained herein do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading.

(r) All representations and warranties by Highway One made herein and in the Schedules attached hereto shall be true and correct in all material respects when made.

3.2 Representations and Warranties of Michele Audio. Michele Audio represents and warrants to Highway One as follows:

(a) Power and Authority. Michele Audio has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Michele Audio and ratified and approved by its stockholders, and, no other corporate proceedings on the part of Michele Audio are necessary to authorize this Agreement and the transactions contemplated hereby.

(b) Michele Audio Financial Statements. Michele Audio has heretofore delivered to Highway One its unaudited financial statements for the fiscal year ended February 28, 2003 (the "Michele Audio Financial Statements"). The Michele Audio Financial Statements did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)  Due Organization; Power; Qualification; Subsidiaries and Affiliates,
Etc.

     (i) Michele Audio is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey and has the corporate power to own its property and to carry on its business as now conducted. Michele Audio is qualified to do business as a foreign corporation in each jurisdiction where the failure to qualify would have a material adverse effect on Michele Audio.

      (ii) Michele Audio has no subsidiaries (as that term is used in the regulations promulgated under the Securities Act).

(d)  Capitalization.

      (i) The total authorized capital stock of Michele Audio consists of 12,500,000 shares of capital stock, of which 10,000,000 are no par value Michele Audio Common Shares, 200 of which are issued and outstanding as of the date hereof, and 2,500,000 shares are preferred stock, $0.001 par value. No shares of preferred stock are issued or outstanding as of the date hereof.
All the outstanding Michele Audio Shares have been duly authorized and validly issued, and are fully paid and non-assessable.

      (ii) There are no present, and on the Closing Date there will be no outstanding options, warrants, convertible securities or rights which may require Michele Audio to issue additional shares of its capital stock.

(e)  Financial Information: No Material Adverse Change.

     (i) At the Closing, there will be no material liabilities, absolute or contingent of Michele Audio that were not shown or reserved against on the balance sheet included in the Michele Audio Financial Statements.

     (ii) Since December 31, 2002, Michele Audio has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Michele Audio Financial Statements, or other assets owned or leased by it, except in the ordinary course of business.

(f)  Tax Matters.

     (i) Michele Audio has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due (subject to any extensions filed on a timely basis).

     (ii) There is not pending nor, to the best knowledge of Michele Audio, is there any threatened federal, state or local tax audit of Michele Audio.
There is no agreement with any federal, state or local taxing authority that may affect the subsequent tax liabilities of Michele Audio.

      (iii) Without limiting the foregoing: (a) the Michele Audio Financial Statements include adequate provisions for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against Michele Audio with respect to the period then ended and all periods prior thereto; and (b) Michele Audio is not, on the date hereof, liable for any taxes, assessments, fees or governmental charges.

(g) No Conflict or Default; Enforceability; Corporate Records; Compliance with Law. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of the Certificate of Incorporation or By-laws of Michele Audio, nor of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Michele Audio is a party or by which it or any of its respective assets or properties are or may be bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result in the creation of imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Michele Audio, nor give to others any interest of rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Michele Audio. This Agreement and each other agreement and document delivered by Michele Audio in connection herewith have been duly executed and delivered by Michele Audio and constitute the binding obligations of Michele Audio enforceable in accordance with their respective terms. Michele Audio has permitted Highway One to examine Michele Audio's corporate minute and stock records books. The corporate minute books contain the Articles of Incorporation, Certificate of Incorporation, By-laws and other charter documents of Michele Audio as in effect on the date hereof and a true and complete record of all actions by and meetings of the directors (and committees thereof) and stockholders of Michele Audio and accurately reflect all transactions referred to therein. Michele Audio is not in violation of any outstanding arbitration award, judgment, order or decree; or in violation of any Law, including, but not limited to, any anti-discrimination, hazardous and toxic substances, wage, hour, working condition, payroll withholding, pension, building, zoning and tax Law. There have been no allegations of or inquiries concerning any violations of Law by Michele Audio within the past three years.

(h) Litigation. There are no actions, suits, investigations, or proceedings pending, nor, to the knowledge of Michele Audio, threatened, against Michele Audio, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement. Michele Audio is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency which affects its business or operations.

(i) Governmental and Other Approval. To the best of its knowledge, Michele Audio has all permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for Michele Audio to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders of approvals will be affected by the consummation of the transactions contemplated by this Agreement. No approval or authorization of or filing with any governmental authority or any other person or entity on the part of Michele Audio is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of documents contemplated by this Agreement.


(j) Title and Authority. The shareholders as listed in Schedule 3.2(j) are together the holders of record and, to the knowledge of Michele Audio, the sole beneficial owners of all of the outstanding shares of Michele Audio capital stock being exchanged pursuant to this Agreement.

(k) The representation and warranties contained herein do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading.

(l) All of the representations and warranties of Michele Audio made herein and in the Schedules attached hereto shall be true and correct in all material respects when made.

                            ARTICLE IV

                            COVENANTS

4.1  Michele Audio agrees that prior to the Closing Date:

(a) No dividend shall be declared or paid by other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect to Michele Audio Shares, nor shall Michele Audio purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock.

(b) Except as otherwise contemplated hereunder and except for such option grants to existing or prospective employees and consultants as may be contemplated by the Michele Audio Financial Statements, no change shall be made in the number of shares of authorized or issued Michele Audio Shares; nor shall any option, warrant, call, right, commitment or agreement of any character be granted or made by Michele Audio relating to its authorized or issued Michele Audio Shares; nor shall Michele Audio issue, grant or sell any securities or obligations convertible into or exchangeable for shares of Michele Audio Shares.

(c) Michele Audio will not take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of Michele Audio or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of Michele Audio's representations contained herein to be or become untrue in any material respect at the Closing Date.

(d)  Except as contemplated in the Michele Audio Financial Statements,
Michele Audio will not make, alter or change any employment or other contract with any of its personnel or make, adapt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person without the prior written consent of Highway One, except for normal year-end or anniversary salary adjustments for employees, excluding officers, except with the consent of Highway One which consent shall not be unreasonably withheld.

4.2  Highway One agrees that prior to the Closing Date:

(a) No dividend shall be declared or paid or other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect of Highway One Shares, nor shall Highway One purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock.

(b) No change shall be made in the number of authorized or issued Highway One Shares (other than pursuant to this Agreement); nor shall any option, warrant, call, right, commitment or agreement (other than this Agreement) of any character be granted or made by Highway one relating to its authorized or issued Highway One Shares; nor shall Highway One issue, grant or sell any securities or obligations convertible into or exchangeable for Highway One Shares.

(c) Highway One will not take, agree to take, or knowingly permit to be taken any action, nor do or knowingly permit to be done anything in the conduct of the business of Highway One or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of Highway One's representations and warranties contained herein to be or become untrue in any material respect at the Closing Date including without limitation amending Highway One's charter documents and By-laws, except as otherwise provided hereby.

(d)  Highway One will not (i) incur any indebtedness for borrowed money;
(ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation; or (iii) make any loans, advances or capital contributions to or investments in, any other individual, firm or corporation.

(e) Highway One will not make, alter or change any employment or other contract with any of its management personnel or make, adopt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person without the prior written consent of Michele Audio, except for normal year end or anniversary salary adjustments for employees, excluding officers.

4.3 Each party to this Agreement agrees that the fair market value of the Highway One Shares received by each Michele Audio Stockholder will be approximately equal to the fair market value of the like securities surrendered by the holders of such Michele Audio Shares.

                           ARTICLE V

                       CERTAIN COVENANTS

5.1 Directors' Meeting. Both Michele Audio and Highway One will take all actions necessary in accordance with applicable law and their Certificates of Incorporation and By-laws to convene a meeting or obtain the written consents of their directors as promptly as practicable to consider and vote upon the approval of the transactions contemplated by this Agreement.

5.2 Conduct of Business Pending the Reorganization. Prior to the effective date of the Merger, unless Highway One and Michele Audio shall otherwise agree in writing, neither party shall (i) operate its business otherwise than in the ordinary course, or (ii) authorize, recommend or propose any merger, consolidation, acquisition of assets, disposition of assets, material change in its capitalization or any comparable event, not in the ordinary course of business (in each case, other than the transactions contemplated hereby and transactions as to which written notice has been given to the other companies prior to the date hereof), provided, however, that Michele Audio shall be able to undertake any of the foregoing with the consent of Highway One, which consent shall not be unreasonably withheld.

5.3 Disclosure. Each party acknowledges that it has, and will have, possession of important confidential information ("Confidential Information") regarding the other parties. Each party hereto agrees that it shall not use any confidential information except in furtherance of the transactions contemplated hereby and shall not divulge, communicate, furnish or make accessible any Confidential Information to any person, firm, partnership, corporation or other entity. No party hereto shall make any public statement from the date of this Agreement forward, including without limitation any press release, with respect to this Agreement and the transactions contemplated hereby, without the prior written consent of the other parties (which consent may not be unreasonably withheld), except as may be required by law, in which case the parties shall consult with each other as to the nature and scope of the required disclosure and any protective measures which should be taken to preserve the confidentiality of the disclosed information. If any party becomes legally compelled to disclose information relating to this Agreement, such party shall provide the other parties with notice of such requirement to allow such party to seek a protective order or other remedy.
If such protective order or other remedy is not obtained, or if compliance hereof is waived, each party agrees to disclose only that portion of information which is legally required to be disclosed and to permit the other parties at their expense to take all reasonable steps to preserve the confidentiality of the transactions hereunder. The parties shall jointly prepare a Press Release publicly announcing this Agreement.

5.4 Access. Prior to the Closing, Michele Audio shall afford to the officers, attorneys, accountants, and other authorized representatives of Highway One free and full access to the premises, books and records of Michele Audio in order that Highway One may make such investigation as it may desire of the affairs of Michele Audio, provided such access is not unreasonably disruptive to Michele Audio's business. Prior to the Closing, Highway One shall afford to the officers, attorneys, accountants, and other authorized representatives of Michele Audio free and full access to the premises, books and records of Highway One so that it may make such investigations as it may desire of the affairs of Highway One, provided such access is not unreasonably disruptive to Highway One.

5.5 No Solicitation. Neither Michele Audio nor Highway One will (nor will either of them permit any agent or affiliate to) solicit, initiate or encourage any Acquisition Proposal (as hereinafter defined) or furnish any information to, or cooperate with, any person, corporation, firm or other entity with respect to an Acquisition Proposal. As used herein "Acquisition Proposal" means a proposal for a merger or other business combination involving such entity or for the acquisition of a substantial equity interest in, or a substantial portion of the assets of such entity other than the Merger.

                           ARTICLE VI

                           CONDITIONS

6.1 Conditions to the Obligations of Michele Audio. The obligations of Michele Audio to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or before the consummation of the transactions contemplated hereby of each of the following conditions:

(a) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including entry of a preliminary or permanent injunction, which would, in the reasonable opinion of Michele Audio, (i) make the transactions contemplated hereby illegal, (ii) require the divestiture by Michele Audio or any subsidiary of Michele Audio of the shares of any company or of a material portion of the business of Michele Audio and its subsidiaries taken as a whole, (iii) impose material limits on the ability of Michele Audio to effectively control the business of Michele Audio and its subsidiaries, (iv) otherwise materially adversely affect Michele Audio and its subsidiaries taken as a whole, or (v) if the transactions contemplated hereby are consummated, subject any officer, director, or employee of Michele Audio to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by Michele Audio;

(b) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) through (v) of paragraph (a) above;

(c) Highway One shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of Highway One herein shall be true and correct in all material respects at the time of Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Michele Audio shall have received a certificate to that effect to the best of the knowledge of Highway One, signed by the President of Highway One;

(d) Executed copies of Michelle Audio Stockholder Acknowledgments in the form set forth on Schedule 6.1(d) from each non-dissenting Michele Audio Stockholder; and

(e) All of the conditions precedent outlined in Section 2.1 hereof shall have been completed to the satisfaction of Michele Audio prior to Closing.

6.2 Conditions to the Obligations of Highway One. The obligations of Highway One to consummate the transactions contemplated hereby are subject to the satisfaction, at or before the consummation of the transactions contemplated hereby, of each of the following conditions:

(a) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the transactions contemplated hereby illegal, (ii) require the divestiture by Highway One or any subsidiary of Highway One of the shares of any company or of a material portion of the business of Highway One and its subsidiaries taken as a whole, (iii) impose material limits on the ability of Michele Audio to effectively control the business of Highway One and its subsidiaries, (iv) otherwise materially adversely affect Highway One and its subsidiaries taken as a whole or any Highway One Stockholder, or (v) if the transactions contemplated hereby are consummated, subject any officer, director or employee of Highway One to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by Michele Audio;

(b) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) through (v) of paragraph (a) above;

(c) Michele Audio shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of Michele Audio herein shall be true and correct in all material respects at the time of Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Highway One shall have received a certificate to that effect, signed by the President of Highway One;

(d) All necessary third party and governmental consents and approvals required for transactions contemplated hereby shall have been obtained;

(e) Highway One shall have made the necessary arrangements for the exchange of its stock certificates in exchange for certificates of Michele Audio Shares contemplated by the Merger; and

     (f) The conditions precedent to the Closing set forth in Section 2.1 hereof shall have been complied with by the appropriate parties prior to Closing.

                          ARTICLE VII

                          CLOSING DATE

7.1 The closing for the consummation of the Merger contemplated by this Agreement (the "Closing") shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Branden T. Burningham, Esq, on the date which is no later than the fifth business day after the last to occur of the following dates (the actual date of the Closing shall be referred to as the "Closing Date"):

     (a) The date on which all the other conditions set forth in Article V hereof shall have been satisfied, except to the extent any such conditions shall have been waived by Highway One or Michele Audio; or

     (b)  Unless extended by the parties.

                          ARTICLE VIII

                      POST-CLOSING MATTERS

At the Closing, subject to the Michele Audio Stockholders being deemed to be stockholders of record of the reorganized Highway One, Highway One will cause its sole officer and director to resign from office and to cause to be elected to the Board of Directors of Highway One those persons designated by Michele Audio (as noted in Section 2.4, above)

                           ARTICLE IX

                         MISCELLANEOUS

9.1 Termination. With respect to each company, this Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the mutual consent of Highway One and Michele Audio at any time, or (ii) by either Michele Audio or Highway One if the transactions contemplated hereby have not been consummated prior to July 18, 2003, for any reason, or (iii) by either Michele Audio or Highway One if either discovers a material breach of a representation, warranty, covenant or agreement by the other and such breach is not cured within ten days of the breaching party's receipt of a notice from the non-breaching party. In the event of such termination and abandonment, neither Highway one nor Michele Audio (or any of their respective directors or officers) shall have any liability or further obligation to any other party to this Agreement, except that nothing herein will relieve any party from liability for any willful breach of this Agreement.

9.2 Expenses. Whether or not the transactions contemplated are consummated, all out-of-pocket costs and expenses incurred in connection with the this Agreement and the transactions contemplated will be paid by the party incurring such expenses.

9.3 Brokers. No broker or finder is entitled to any brokerage or finder's fee or other commission or fee from any company or based upon arrangements made by or on behalf of any party with respect to the transactions contemplated by this Agreement, except as disclosed on Schedule 9.3 annexed hereto, and the party so indicated on Schedule 9.3 shall be liable for the payment thereof.

9.4 Arbitration. Any controversy arising out of, connected to, or relating to any transactions herein contemplated, or this Agreement, including the indemnification provisions contained herein, or the breach thereof, including, but not limited to any claims of violations of Federal and/or state securities acts, banking statues, consumer protection statutes, federal and/or state anti-racketeering (e.g. RICO) claims as well as any common law claims and any state law claims of fraud, negligence, negligent misrepresentations, and/or conversion and any disputes as to the arbitrability of any such claim shall be settled by arbitration in the county in which Highway One's principal operations are situated and in accordance with the commercial rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with such rules. Any judgment on the arbitrator's award may be entered in any court having jurisdiction thereof. The arbitrators shall hear and determine the matter and shall execute and acknowledge its award, in writing, and if requested by either party, shall make findings of fact and conclusions of law. Any award determined by the arbitrators shall be final and binding on the parties, however, in the event of any misconduct, partiality, corruption or the like of any arbitrator, the parties shall retain any rights of appeal to which they may be entitled pursuant to applicable law. The cost and expense of arbitration, including the fees of the arbitrator, and the reasonable legal and accounting fees and expenses of the parties, shall be divided between the parties in such proportion as the arbitrators may determine, and may be assessed against one party if the arbitrators so determine.

9.5 Other Actions. Each of the parties hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

9.6 Entire Agreement; Waiver and Amendment. This Agreement, the exhibits and schedules hereto contain the entire agreement by and among Highway One and Michele Audio with respect to the transactions contemplated hereby. Any and all prior discussions, negotiations, commitments and understandings relating to the subject matter of this Agreement are superseded by this Agreement.
This Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

9.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to its principles of conflicts of laws.

9.8 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

9.9 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, addressed as follows:

  If to Highway One:            Highway One-OWEB, Inc.
                                2001 Potomac
                                Houston, Texas 77057

  with a copy to:               Branden T. Burningham, Esq.
                                Hermes Building, Suite 205
                                455 East Fifth South
                                Salt Lake City, Utah 84111-3323

  If to Michele Audio:          Michele Audio Corporation of America
                                P. O. Box 69
                                Massena, New York13662

  with a copy to:               John R. Appler, Esq.
                                Scolaro, Shulman, Cohen, Fetter &
                                  Burstein, P. C.
                                90 Presidential Plaza
                                Syracuse, New York 13202

9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one agreement.

9.11 Publicity. All public announcements relating to this Agreement or the transactions contemplated hereby will be made only as may be agreed upon by Highway One and Michele Audio or as required by law. If public disclosure or notice is required by law, the disclosing party will use its best efforts to give the other prior written notice of the disclosure to be made.

9.12 Gender; Number. The use of a particular pronoun herein shall not be restrictive as to gender, and the use of the singular or plural shall not be restrictive as to number, but shall be interpreted in all cases as the context may require.

9.13 Schedules. The Schedules attached hereto and/or delivered herewith are an integral part of this Agreement as if fully re-written herein.

9.14 Binding Effect. This Agreement will be binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns. Except as herein provided, no party will have the right to assign this Agreement, or any of such party's rights hereunder, without the prior written consent of the other parties.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

                              HIGHWAY ONE-OWEB, INC.


                              By: /s/ Benjamin Hansel
                                  -------------------
                                  Benjamin Hansel, President


                              MICHELE AUDIO, INC.


                              BY: /s/ Benjamin Hansel
                                  -------------------
                                  Benjamin Hansel, President

                              MICHELE AUDIO CORPORATION OF AMERICA


                              BY: /s/ Ginette Gramuglia _______
                                  ---------------------
                                  Ginette Gramuglia

                         SCHEDULE 3.1(c)
     See Highway One's Current Report on Form 8-K dated February 7, 2003, which was filed with the Securities and Exchange Commission on February 12, 2003.

                         SCHEDULE 6.1(d)
                  SSI STOCKHOLDER ACKNOWLEDGMENT

In consideration and as a condition of the merger (the "Merger") between HIGHWAY ONE-OWEB, INC., a Utah corporation ("Highway One"), MICHELE AUDIO, INC., a Delaware corporation ("Newco"), and MICHELE AUDIO CORPORATION OF AMERICA, a New Jersey corporation ("Michele Audio") (the "Merger Agreement"), by which Newco shall merge with and into Michele Audio and the Michele Audio Stockholders shall exchange their shares of common stock of Michele Audio for shares of common stock of Highway One thereunder (the "Exchange"), the undersigned Michele Audio Stockholder acknowledges as follows:

               1. That he/she is an "accredited investor" as that term is defined under Regulation D of the Securities and Exchange Commission, or has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of his/her investment in Highway One;

               2. That he/she has had access to all material information regarding Highway One through the Edgar Archives of the Securities and Exchange Commission at www.sec.gov or by the delivery of copies of all Reports and/or Registration Statements filed by Highway One with the Securities and Exchange Commission during the past twelve months;

               3. That he/she has had access to all material information regarding Highway One by virtue of he/she being a holder of outstanding securities or the right to acquire securities of Highway One, and that he/she has had access to all material information regarding the Merger, the Merger Agreement and the Exchange;

               4. That he/she is receiving the securities that he/she will receive pursuant to the Merger and under the Merger Agreement and in the Exchange for "investment purposes and not with a view toward the further distribution thereof," and that he/she acknowledges and understands that the securities of Highway One are "restricted securities" as that term is defined under Rule 144 of the Securities and Exchange Commission;

               5. That he/she consents to the Merger, the Merger Agreement and the Exchange;

               6. That he/she waives any dissenters' rights of appraisal under the New Jersey Business Corporation Act (the "New Jersey Law");

               7. That he/she owns the securities being exchanged free of any liens or encumbrances whatsoever; and

               8. That he/she has the right power and authority to deliver this Acknowledgement, without qualification.


                              MICHELE AUDIO STOCKHOLDER:


Dated: 7-7-03                 Ginette Gramuglia
       ------                 -----------------
                              Print name


                              /s/ Ginette Gramuglia
                              ---------------------
                              Signature


5,196,000
---------
Number of shares to be issued
to stockholder under Merger
Agreement

                        SCHEDULE 6.1(d)
                  SSI STOCKHOLDER ACKNOWLEDGMENT

In consideration and as a condition of the merger (the "Merger") between HIGHWAY ONE-OWEB, INC., a Utah corporation ("Highway One"), MICHELE AUDIO, INC., a Delaware corporation ("Newco"), and MICHELE AUDIO CORPORATION OF AMERICA, a New Jersey corporation ("Michele Audio") (the "Merger Agreement"), by which Newco shall merge with and into Michele Audio and the Michele Audio Stockholders shall exchange their shares of common stock of Michele Audio for shares of common stock of Highway One thereunder (the "Exchange"), the undersigned Michele Audio Stockholder acknowledges as follows:

               1. That he/she is an "accredited investor" as that term is defined under Regulation D of the Securities and Exchange Commission, or has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of his/her investment in Highway One;

               2. That he/she has had access to all material information regarding Highway One through the Edgar Archives of the Securities and Exchange Commission at www.sec.gov or by the delivery of copies of all Reports and/or Registration Statements filed by Highway One with the Securities and Exchange Commission during the past twelve months;

               3. That he/she has had access to all material information regarding Highway One by virtue of he/she being a holder of outstanding securities or the right to acquire securities of Highway One, and that he/she has had access to all material information regarding the Merger, the Merger Agreement and the Exchange;

               4. That he/she is receiving the securities that he/she will receive pursuant to the Merger and under the Merger Agreement and in the Exchange for "investment purposes and not with a view toward the further distribution thereof," and that he/she acknowledges and understands that the securities of Highway One are "restricted securities" as that term is defined under Rule 144 of the Securities and Exchange Commission;

               5. That he/she consents to the Merger, the Merger Agreement and the Exchange;

               6. That he/she waives any dissenters' rights of appraisal under the New Jersey Business Corporation Act (the "New Jersey Law");

               7. That he/she owns the securities being exchanged free of any liens or encumbrances whatsoever; and

               8. That he/she has the right power and authority to deliver this Acknowledgement, without qualification.



                              MICHELE AUDIO STOCKHOLDER:


Dated: 7-07-03                 Thomas Gramuglia
       -------                 ----------------
                               Print name


                              /s/ Thomas Gramuglia
                              --------------------
                              Signature


5,040,120
---------
Number of shares to be issued
to stockholder under Merger
Agreement

                          SCHEDULE 6.1(d)
                  SSI STOCKHOLDER ACKNOWLEDGMENT

In consideration and as a condition of the merger (the "Merger") between HIGHWAY ONE-OWEB, INC., a Utah corporation ("Highway One"), MICHELE AUDIO, INC., a Delaware corporation ("Newco"), and MICHELE AUDIO CORPORATION OF AMERICA, a New Jersey corporation ("Michele Audio") (the "Merger Agreement"), by which Newco shall merge with and into Michele Audio and the Michele Audio Stockholders shall exchange their shares of common stock of Michele Audio for shares of common stock of Highway One thereunder (the "Exchange"), the undersigned Michele Audio Stockholder acknowledges as follows:

               1. That he/she is an "accredited investor" as that term is defined under Regulation D of the Securities and Exchange Commission, or has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of his/her investment in Highway One;

               2. That he/she has had access to all material information regarding Highway One through the Edgar Archives of the Securities and Exchange Commission at www.sec.gov or by the delivery of copies of all Reports and/or Registration Statements filed by Highway One with the Securities and Exchange Commission during the past twelve months;

               3. That he/she has had access to all material information regarding Highway One by virtue of he/she being a holder of outstanding securities or the right to acquire securities of Highway One, and that he/she has had access to all material information regarding the Merger, the Merger Agreement and the Exchange;

               4. That he/she is receiving the securities that he/she will receive pursuant to the Merger and under the Merger Agreement and in the Exchange for "investment purposes and not with a view toward the further distribution thereof," and that he/she acknowledges and understands that the securities of Highway One are "restricted securities" as that term is defined under Rule 144 of the Securities and Exchange Commission;

               5. That he/she consents to the Merger, the Merger Agreement and the Exchange;

               6. That he/she waives any dissenters' rights of appraisal under the New Jersey Business Corporation Act (the "New Jersey Law");

               7. That he/she owns the securities being exchanged free of any liens or encumbrances whatsoever; and

               8. That he/she has the right power and authority to deliver this Acknowledgement, without qualification.



                              MICHELE AUDIO STOCKHOLDER:


Dated: 7-7-03                 Michele R. Stone ____________
       ------                 ---------------------
                              Print name


                              ____________________________________
                              /s/ Michele R. Stone
                              --------------------
                              Signature


51,960
------
Number of shares to be issued
to stockholder under Merger
Agreement

                         SCHEDULE 6.1(d)
                  SSI STOCKHOLDER ACKNOWLEDGMENT

In consideration and as a condition of the merger (the "Merger") between HIGHWAY ONE-OWEB, INC., a Utah corporation ("Highway One"), MICHELE AUDIO, INC., a Delaware corporation ("Newco"), and MICHELE AUDIO CORPORATION OF AMERICA, a New Jersey corporation ("Michele Audio") (the "Merger Agreement"), by which Newco shall merge with and into Michele Audio and the Michele Audio Stockholders shall exchange their shares of common stock of Michele Audio for shares of common stock of Highway One thereunder (the "Exchange"), the undersigned Michele Audio Stockholder acknowledges as follows:

               1. That he/she is an "accredited investor" as that term is defined under Regulation D of the Securities and Exchange Commission, or has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of his/her investment in Highway One;

               2. That he/she has had access to all material information regarding Highway One through the Edgar Archives of the Securities and Exchange Commission at www.sec.gov or by the delivery of copies of all Reports and/or Registration Statements filed by Highway One with the Securities and Exchange Commission during the past twelve months;

               3. That he/she has had access to all material information regarding Highway One by virtue of he/she being a holder of outstanding securities or the right to acquire securities of Highway One, and that he/she has had access to all material information regarding the Merger, the Merger Agreement and the Exchange;

               4. That he/she is receiving the securities that he/she will receive pursuant to the Merger and under the Merger Agreement and in the Exchange for "investment purposes and not with a view toward the further distribution thereof," and that he/she acknowledges and understands that the securities of Highway One are "restricted securities" as that term is defined under Rule 144 of the Securities and Exchange Commission;

               5. That he/she consents to the Merger, the Merger Agreement and the Exchange;

               6. That he/she waives any dissenters' rights of appraisal under the New Jersey Business Corporation Act (the "New Jersey Law");

               7. That he/she owns the securities being exchanged free of any liens or encumbrances whatsoever; and

               8. That he/she has the right power and authority to deliver this Acknowledgement, without qualification.


                              MICHELE AUDIO STOCKHOLDER:


Dated: 7-7-03                 Patrick Gramuglia
       ------                 ---------------------
                              Print name


                              /s/ Patrick Gramuglia
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                              Signature


51,960
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Number of shares to be issued
to stockholder under Merger
Agreement